                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Paracelsian, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                                PARACELSIAN, INC

                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                            Telephone: (607) 257-4224

             ------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              Tuesday, May 25, 1999
             ------------------------------------------------------

To the Shareholders:

         Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Paracelsian, Inc. (the "Corporation") will be held at 10:00 a.m., local time, on Tuesday, May 25, 1999, at the Ramada Inn, 2310 North Triphammer Road, Ithaca, New York,, or at any adjournment thereof, for the following purposes:

         1. To elect two directors to serve a three year term until the Annual Meeting of Shareholders in the year 2002, or until their successors have been elected and qualified.

         2. To transact such other businesses as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record of the common stock of the Corporation at the close of business on April 12, 1999 are entitled to notice of, and to vote, at the meeting and any adjournment or adjournments thereof. The Corporation's stock transfer books will not be closed. At least ten days prior to the Meeting, a complete list of the shareholders entitled to vote will be available for inspection by any shareholder, for any purpose germane to the Meeting, during ordinary business hours, at the Office of the Corporation listed above. Please fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Corporation, and mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke the Proxy and vote your shares in person.


                                            By order of the Board of Directors,


                                            Bernard M. Landes
                                            President

Dated:  April 22, 1999

                                    IMPORTANT
The return of your signed Proxy as promptly as possible will facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the enclosed envelope and mailed in the United States.

                                PARACELSIAN, INC
                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                            Telephone: (607) 257-4224

                                 ----------------

                                 PROXY STATEMENT

                                 ---------------

                                 ANNUAL MEETING

         The Board of Directors (the "Board") of Paracelsian, Inc. (the "Corporation"), the principal executive offices of which are located at 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, Tomkins County, New York 14850, hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, May 25, 1999, at the Ramada Inn, 2310 North Triphammer Road, Ithaca, New York, or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on April 12, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the Corporation's 1998 Annual Report to Shareholders.

                         VOTING OF APPOINTMENTS OF PROXY

         Shares can be voted at the meeting only if the shareholder is represented by proxy or present in person. The persons named as proxies in the enclosed appointment of proxy, who are referred to herein as the Proxy Committee, are Karen Jackson and Bernard Landes (the "Proxies"), whom the Board has designated as management Proxies. When appointments of proxy in the enclosed form are returned, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If no directions are given, the appointment of proxy will be voted FOR the two nominees for director in Proposal 1 described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On such other matters as may properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgement.

                       REVOCATION OF APPOINTMENT OF PROXY

         A shareholder giving an appointment of proxy in the accompanying form may revoke the appointment at any time prior to the actual voting by notifying the Corporation's Secretary in writing, or by executing another appointment of proxy bearing a later date and filing it with the Assistant Secretary (Karen Jackson, Assistant Secretary, 222 Langmuir Laboratories, Cornell Technology, Ithaca, New York 14850). In addition, if a shareholder attends the meeting in person, the shareholder may vote his or her shares without returning the enclosed appointment of proxy. Even if the shareholder has returned the appointment of proxy, the shareholder may still attend the meeting and, after notifying the Secretary of his or her preference, vote in person. If the shareholder votes in person, the returned appointment of proxy will be disregarded.

                            EXPENSES OF SOLICITATION

         In addition to solicitation by mail, the Corporation's directors, officers and regular employees may solicit appointments of proxy in person or by telephone. The Corporation will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are requested to forward these proxy soliciting materials to the beneficial owners of the Corporation's stock held of record by such persons, and the Corporation will reimburse their reasonable expenses in this regard. The Corporation anticipates mailing this Proxy Statement on or about April 22, 1999.

                                VOTING SECURITIES

         At the close of business on March 1, 1999, there were 19,052,291 shares of common stock, par value $0.01 per share (the "Shares"), issued and outstanding and entitled to vote at the Annual Meeting. The Corporation is authorized to issue 35,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. The Board has authorized and issued three classes of preferred stock but did not authorize any voting rights for the issued preferred stock. As of the voting record date, there were approximately 5,000 shareholders of the Corporation's common stock.

                                VOTING PROCEDURE

         Each share is entitled to one vote for each matter submitted for a vote and, in the election of directors, for each director to be elected. In the election of directors under Proposal 1, the two nominees receiving the highest number of votes will be elected. Any Shares not voted or proxies marked "Withhold Authority" will not be counted. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (referred to as "broker nonvotes"), those Shares will also not be included in vote totals and will have no effect on the vote under Proposal 1.

                                     QUORUM

         The Corporation's Bylaws provide that the presence, in person or by proxy, of the holders of a majority of the Corporation's outstanding Shares, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the Meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn.

                       BENEFICIAL OWNERSHIP OF SECURITIES

         To the Corporation's knowledge, as of March 1, 1999, listed below are the only shareholders of the Corporation that owned more than five percent of the Shares. The following table sets forth certain information as to these shareholders:

                                            Shares                              Percent of
Name of                                     Currently                           Shares
Shareholder                                 Beneficially Owned                  Beneficially Owned(2)
-----------                                 ------------------                  ---------------------
BioSignia, Inc.                             6,025,575                           31.63%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

T. Colin Campbell                           6,298,450  (1)                      33.06%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

T. Nelson Campbell                          6,324,615 (1)                       33.20%
100 Europa Drive, Suite 599
Chapel Hill, NC 27514

Citigroup, Inc.                             1,362,000                            7.15%
425 Park Avenue
New York, New York 10043

(1) Dr. Campbell and Mr. Campbell are the principal shareholders of BioSignia, Inc. (formerly known as Biomar International, Inc.) and their total shares beneficially owned include the Shares owned by BioSignia.

(2) The calculation of the percentage of class beneficially owned is based on the 19,052,291 Shares which were issued and outstanding at March 1, 1999.

         The following table shows, as of March 1, 1999 the number of Shares owned by each director and by all directors and principal officers of the Corporation as a group. The address of each of the named individuals below is c/o Paracelsian, Inc., 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850.

Name of                             Shares Currently                   Percent of Shares
Beneficial Owner                    Beneficially Owned(1)              Beneficially Owned(2)
----------------                    ---------------------              ---------------------
Robert A. Buchanan, MD                    9,095                         *

T. Colin Campbell                     6,298,450                         33.06%

T. Nelson Campbell                    6,324,615                         33.20%

James J. Dunseith                        18,246                         *

Hira Gurtoo                              15,290                         *

Lianping He                               5,846                         *

Loren Israelson                           4,000                         *

Bernard M. Landes                       264,328                         1.39%

Thomas D. Livingston                    214,290                         1.12%

All Director and  Principal
Officers as a Group (9 persons)       7,128,585                        37.42%

          * Denotes beneficial ownership of less than one percent of the Shares.

(1) To the Corporations's knowledge, each person has sole voting and investment power over the Shares shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Dr. Colin Campbell - 6,025,575 Shares; Mr. Nelson Campbell - 6,025,575 Shares; and directors and principal officers as a group - 6,025,575 Shares. Dr. Campbell and Mr. Campbell are the principal shareholders of BioSignia and their total shares beneficially owned include the Shares owned by BioSignia.

(2) The calculation of the percentage of class beneficially owned is based on the 19,052,291 Shares which were issued and outstanding at March 1, 1999, plus the number of Shares capable of being issued to that individual (if any) and to directors and principal officers as a group within 60 days of the voting record date upon the exercise of stock options held by each of them (if any) and by the group, respectively.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Corporation's Bylaws provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms of office and thereafter directors elected to succeed those directors in each class shall be elected for a term of office of three years. The Board has set the number of directors at eight.

         The Board has nominated two individuals to be elected as directors at this Annual Meeting to serve a three year term until the Annual Meeting of Shareholders in 2002 ("Class I Directors") or until their successors are elected and qualified. The nominees are current Board members who were appointed to the Board following BioSignia's investment in the Corporation on January 14, 1998. The two nominees receiving the highest number of votes will be elected.

         In the absence of any contrary specification, the Proxy Committee will vote for the election of the two nominees listed below as Class I Directors by casting an equal number of votes for each nominee. If, at or before the meeting time, any of the nominees listed below has become unavailable for any reason, the Proxy Committee has the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any nominee listed below will become unavailable.

         Listed below are the names of the nominees for election as Class I Directors, together with their ages at December 31, 1998, and their principal occupations during the past five years.

       Name and Age                                  Principal Occupation Over Last Five Years
       ------------                                  -----------------------------------------

T. Nelson Campbell                  34               Chairman, BioSignia, Inc. Chapel Hill, North Carolina since
                                                     1996; prior to that, Vice President, Paracelsian, Inc. from
                                                     1995 to 1996; prior to that, President, Pacific Liaisons,
                                                     Ithaca, NY (until its merger into Paracelsian in 1995) since
                                                     1993.

Hira Gurtoo                         60               President, Drug Development Division, Paracelsian, Inc.
                                                     since February 1999; President, Professional Financial
                                                     Advisers, Inc., Amherst, New York since 1992; Cancer
                                                     Research Scientist, Roswell Park Cancer Institute, Buffalo,
                                                     New York until February 1998.

         The Board of Directors Recommends That The Shareholders Vote For The Election of Each of The Nominees For Director Listed Above. The Two Nominees Receiving The Highest Number of Votes Will Be Elected.

                          Management of the Corporation

Board of Directors

         Listed below are the names of the Class II Directors, who were elected at the 1998 Annual Meeting to serve until the Annual Meeting in 2000, together with their ages at December 31, 1998, and their principal occupations during the past five years.

        Name and Age                                 Principal Occupation Over Last Five Years
        ------------                                 -----------------------------------------

Lianping He                         51               President, Chinese Service Center for Scholarly Exchange,
                                                     Inc. and Executive President, New York Service Center
                                                     for Chinese Study Fellows, Inc. since 1995; prior to
                                                     that, Director, Chinese Education Association for
                                                     International Exchange and Vice President, Chinese
                                                     Service Center for Scholarly Exchange,


                                                     both of Beijing, China since 1993; prior to that, Director,
                                                     US-China Exchange and First Secretary, Chinese
                                                     Embassy, Washington, D.C.


Robert A. Buchanan, MD              66               Medical Consultant, Dainippon Pharmaceutical U.S.A. Group,
                                                     Teaneck, NJ since 1996; Medical Consultant, IBRD-Rostrum  Global,
                                                     Inc., Irvine, CA from 1994 to 1996; prior to that,
                                                     Medical Consultant, Mylan Pharmaceutical Co., Morgantown,
                                                     West Virginia from 1992 to 1994.

Thomas D. Livingston                46               President and Co-founder, TLC Management Corp. since 1992;
                                                     Chief Financial Officer, BioSignia, Inc. Chapel Hill,
                                                     North Carolina since 1997.

         Listed below are the names of the Class III Directors, who were elected at the 1998 Annual Meeting to serve until the Annual Meeting in 2001, together with their ages at December 31, 1998, and their principal occupations during the past five years.

        Name and Age                                 Principal Occupation Over Last Five Years
        ------------                                 -----------------------------------------

T. Colin Campbell          64                        Jacob Gould Schurman Professor of Nutritional Sciences,
                                                     Cornell University, Ithaca. NY; Founder and Director, Pacific
                                                     Health Laboratories (Nasdaq Symbol PHLI) since 1995; Founder and
                                                     Director, BioSignia, Inc., Chapel Hill, North Carolina.

Bernard M. Landes          49                        President, Chief Executive Officer and Chairman of the Board,
                                                     Paracelsian since February, 1998; prior to that, Vice
                                                     President and General Manager, Alacer Corporation, Foothill
                                                     Ranch, CA (manufacturer of dietary supplements) since 1995;
                                                     prior to that, Director of Marketing, Health Valley Foods,
                                                     Irwindale, CA (manufacturer of natural foods).

Loren Israelsen            43                        President, LDI Group (dietary supplement and phytomedicine consultants) since 1996; also, Executive Director, Utah
                                                     Natural Products Alliance since 1992; prior to 1996, private practice of law.

         Other than Dr. Campbell and Mr. Campbell, who are father and son, no proposed director or principal officer is related to another director or officer. Other than Dr. Campbell, no proposed director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Reports of Beneficial Ownership

         Directors and principal officers of the Corporation are required by federal law to file reports with the Securities Exchange Commission regarding the amount of and changes in their beneficial ownership of the Shares. To the Corporation's knowledge, all such required reports have been timely filed except for director Dunseith, who filed his initial statement of beneficial ownership late, and directors Israelsen, Buchanan, He, and Gurtoo, who reported their initial ownership on their annual reports.

Board Attendance, Fees and Committees

         During the fiscal year ended September 30, 1998 ("Fiscal Year 1998"), the Board had held four meetings, one requiring personal attendance and three telephone meetings. All the directors were present for at least seventy-five percent of these meetings except director He, who attended half of the meetings, and director Israelsen, who attended one meeting. During Fiscal Year 1998, the non-employee members of the Board of Directors received $3,000 per meeting requiring personal attendance and $750 per meeting by telephone. All fees were paid in Shares. For Fiscal Year 1999, the fees will remain the same. The Board has only established an Executive Committee to date. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board's authority. The Executive Committee also performs the functions of a nominating committee. The Executive Committee's nominating committee functions include, among other things, recommending annually to the Board the names of persons to be considered for nomination and election by the Corporation's shareholders and, as necessary, recommending to the Board the names of persons to be elected to the Board to fill vacancies as they occur between annual meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Executive Committee for consideration. The Executive Committee held no meetings during Fiscal Year 1998. The Executive Committee presently consists of directors Nelson Campbell, Landes, and Livingston.

Executive Compensation

         The cash and cash equivalent compensation paid by the Corporation during Fiscal Year 1998 to its chief executive officer is as follows:

                                    Annual Compensation                               Long Term Compensation
                                    -------------------                               ----------------------
                                                                                   Awards                   Payouts
                                                                                ---------------   --------------------------
                                                               Other          Restricted
                                                              Annual            Stock     Option/    LTIP         All Other
Name                                 Salary     Bonus       Compensation        Awards     SARS     Payouts      Compensation
and Position               Year        ($)       ($)          ($)(1)             ($)       (#)       (#)             ($)
------------               ----      ------     -----       ------------        ------    ----     -------       -----------
Bernard M. Landes          1998      115,769     -0-           -0-               -0-     800,000    -0-             -0-
President and CEO

(1) The value of non-cash compensation paid to the chief executive officer of the Corporation during the fiscal years disclosed did not exceed 10% of his cash compensation.

         The following table contains information with respect to stock options to purchase shares of the Common Stock granted to the chief executive officer during Fiscal Year 1998.

                  Option/SAR Grants in Last Fiscal Year
                           Individual Grants

                               Number of         Percent of
                               securities          total
                               underlying        Options/SARs
                               Options/          granted to        Exercise or
                                 SARs            employees          base price        Expiration
Name                           Granted(#)        in 1998(%)         ($/Share)            Date
----                           ---------         ---------          --------             -----
Bernard M. Landes               800,000              100              0.22             1/15/08

         The following table contains information with respect to stock options to purchase shares of the Common Stock held by the chief executive officer during Fiscal Year 1998.



    Aggregated Option Exercises in 1998 and September 30, 1998, Option Values

                                                     Number of Unexercised              Value of Unexercised
                    Shares                                 Options                      In-the-Money Options
                  Acquired on         Value            at September 30, 1998            at September 30, 1998(1)
Name              Exercise(#)       Realized($)      Exercisable/Unexercisable          Exercisable/Unexercisable
----              -----------       -----------      -------------------------          -------------------------
Bernard M.           -0-               -0-           100,000 / 700,000                  $40,500 / $283,500
 Landes


(1) Value represents the difference between the fair market value and the exercise price for the unexercised options at September 30, 1998.

Employment Agreement

         The Corporation entered into an employment contract with Bernard M. Landes (the "Officer") to be President and Chief Executive Officer of the Corporation as of January 15, 1998 (the "Agreement"). The initial employment term under the Agreement is for one year. On each anniversary of the effective date of the Agreement, the term of the Agreement shall automatically be extended for an additional one year period beyond the then effective expiration date unless written notice from the Corporation or the Officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. In addition, the Officer has the option to terminate the Agreement upon sixty days' written notice to the Corporation. Under the Agreement, the Officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. The Officer's compensation pursuant to the Agreement for 1998 is $175,000 and he is eligible for a bonus of up to $50,000. The Officer was also granted 100,000 shares of the Common Stock and granted options to acquire an additional 800,000 shares provided certain performance criteria are satisfied. Under the Agreement, the Officer is entitled to all fringe benefits which are generally provided by the Corporation for its employees.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation's independent certified public accountant for the year ended September 30, 1998, was KPMG LLP ("KPMG"), which has also been retained as the Corporation's independent certified public accountant for the year ending September 30, 1999. The Board selects the independent certified public accountant. Representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

         The Corporation will provide without charge a copy of the Corporation's securities registration report on Form 10-KSB, including the financial statements and schedules, upon written request to Bernard Landes, President, 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850. The Corporation will furnish any exhibit to the Form 10-KSB upon payment of the cost of copying the exhibit.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         For shareholder proposals to be considered for inclusion in the proxy materials for the Corporation's next Annual Meeting, any such proposals must be received at the Corporation's principal office (currently 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850) not later than November 24, 1999. The Board will review any shareholder proposal received by this date and will determine whether any such proposal should be included in its proxy solicitation materials. Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet certain criteria established under the Exchange Act or related regulations. Shareholders are urged to submit any proposal by certified mail, return receipt requested.

         Proposals may be submitted after November 24, 1999, but they will not be considered for inclusion in the proxy materials for the annual meeting in 2000. If proposals are submitted by March 24, 2000, the management proxies could have discretionary authority to vote on those proposals at the 2000 annual meeting. If you plan to submit a proposal after November 24, 1999, please consult Securities Exchange Act rule 14a-4(c) for the requirements for such proposals and the procedures the Corporation will follow in handling them.

                                  OTHER MATTERS

         Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

                                          By order of the Board of Directors.




                                          Bernard M. Landes
                                          President

                                PARACELSIAN, INC

               222 Langmuir Laboratories, Cornell Technology Park

                             Ithaca, New York 14850

   APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                     ANNUAL MEETING TO BE HELD MAY 25, 1999

         The undersigned shareholder of Paracelsian, Inc. (the "Corporation"), hereby constitutes and appoints Karen Jackson and Bernard Landes, or either of them (the "Proxies"), proxies with full power of substitution to act and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of the Corporation to be held at 10:00 a.m., local time, on Tuesday, May 25, 1999, at the Ramada Inn, 2310 North Triphammer Road, Ithaca, New York, or at any adjournment thereof, in the election of directors and upon the proposals set forth herein and described in the Proxy Statement, and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof, hereby revoking any proxies heretofore given.

         This appointment of proxy when properly executed will be voted in the manner directed herein. The Board of Directors recommends a vote "FOR" the election of the director nominees specified herein.


                                    (Continued and to be signed on reverse side)

 _____
|     |  Please mark your
|  X  |  votes as in this
|_____|  example.


                           FOR                      WITHHOLD
                           both nominees listed     authority to vote
                           below (except as marked  for all nine nominees
                           to the contrary below).  listed below.
1. Election of              _____                    _____
   Directors:              |     |                  |     |
   [Instruction:           |     |                  |     |
   To withhold authority   |_____|                  |_____|
   to vote for any
   nominee(s), strike a
   line through the
   nominee's name(s) in
   the list below.]


Class I Directors - Three Year Term
Expiring in 2002:
    T. Nelson Campbell
    Hira Gurtoo

                                                       FOR     AGAINST   ABSTAIN
2. In their discretion, upon any other business as    _____     _____     _____
   may properly come before the meeting or any       |     |   |     |   |     |
   adjournment thereof.                              |     |   |     |   |     |
                                                     |_____|   |_____|   |_____|


The Shares Represented by this Appointment of Proxy Will Be Voted as Directed Above. In the Absence of Any Direction, the Proxies Will Vote the Shares Represented by this Appointment for All of the Nominees for Director Named in Proposal 1 And, Should Other Matters Properly Come Before the Meeting, in Accordance with the Best Judgement of the Proxies. This Appointment of Proxy May Be Revoked by the Shareholder at Any Time Before it Is Exercised by Filing a Later Dated Appointment with the Corporation's Secretary or by Attending the Meeting and Announcing an Intent to Vote in Person.

IMPORTANT: To Ensure That a Quorum Is Present at the Meeting, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN this Proxy Card in the Enclosed Envelope Whether or Not You Plan to Attend. No Postage Is Required If Mailed in the United States.






                                       DATE
--------------------------------------      -----------------, 1999
        SIGNATURE OF SHAREHOLDER


                                       DATE
--------------------------------------      -----------------, 1999
        SIGNATURE OF SHAREHOLDER




NOTE: Please sign appointment of proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.